EXHIBIT 99


                                 JOINT FILER INFORMATION

Name:                         Carlyle Venture Partners, L.P., a Cayman Islands exempted limited partnership ("CVP")

Relationship to Issuer:       More than 10% Direct Beneficial Owner of Sight Resource Corporation (the "Issuer"); TCG Ventures, Ltd.
                              is the general partner of CVP.  CVP disclaims beneficial ownership of all securities of the Issuer directly beneficially owned by Carlyle Venture Coinvestment, L.L.C., a Delaware limited liability company, Carlyle U.S. Venture Partners, L.P., a Delaware limited partnership and C/S Venture
                              Investors, L.P., a Cayman Islands exempted limited partnership, and indirectly beneficially owned by
                              TCG Ventures, L.L.C., a Delaware limited liability company.

Joint Filer's Address:        c/o Bank Julius Baer
                              Kirk House
                              Albert Panton Street
                              Georgetown, Grand Cayman, Cayman Islands, British West Indies

Designated Filer:             TCG Ventures, Ltd.

Issuer and Ticker Symbol:     Sight Resource Corporation (VISN)

Date of Report:               September 19, 2003


Signature: /s/ ROBERT GRADY
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By: Robert Grady
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



                             JOINT FILER INFORMATION

Name:                         C/S Venture Investors, L.P. ("C/S")

Relationship to  Issuer:      Less than 10% Direct Beneficial Owner of Sight Resource Corporation (the "Issuer"); TCG Ventures, Ltd.
                              is the general partner of C/S.  C/S disclaims beneficial ownership of all securities of the Issuer beneficially owned by Carlyle U.S. Venture Partners, L.P., a Delaware limited partnership, Carlyle
                              Venture Coinvestment, L.L.C., a Delaware limited liability company, and Carlyle Venture Partners,
                              L.P., a Cayman Islands exempted limited partnership, and indirectly beneficially owned by TCG
                              Ventures, L.L.C., a Delaware limited liability company.

Joint Filer's Address:        c/o Bank Julius Baer
                              Kirk House
                              Albert Panton Street
                              Georgetown, Grand Cayman, Cayman Islands, British West Indies

Designated Filer:             TCG Ventures, Ltd.

Issuer and Ticker Symbol:     Sight Resource Corporation (VISN)

Date of Report:               September 19, 2003

Signature: /s/ ROBERT GRADY
          ----------------

By: Robert Grady
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